NEXGEL

advanced hydrogel solutions

Investor Presentation

August 2023

NASDAQ: NXGL

Forward-Looking Statement

This presentation contains certain forward-looking statements, including those relating to the Company's product development, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature.

Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.

The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms.

These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC.

Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Who We Are

YOUR skin friendly PATCH CO.

At NEXGEL, we apply our proprietary hydrogel technology to manufacture unique products to address the issues patients with fragile/sensitive skin cope with on a daily basis.

We are creating next generation products, and life cycle extensions for existing products, that change and enhance the patient experience for the better.

Competitive Advantage: State-of-the-art Manufacturing Facility

Medical grade technology and facility, providing gels to multi-national device companies for over 20 years with sufficient capacity to fulfill consumer and healthcare segments

1 of 2 manufacturing facilities in North America that can produce State-of-the-art hydrogel transdermal products – **successfully used 200+ different** active ingredient combinations to date

Crafted in our FDA Registered Facility

23 YEARS OF SERVICE SINCE 1997

CERTIFIED ISO 13485

CURRENT GOOD MANUFACTURING PRACTICE cGMP

16,500-square-ft GMP
One of two manufacturing facilities in North America

13,500-square-ft Manufacturing Space
3,000-square-ft Office Space

>1.4 Billion Square inches of product per year is total capacity

Sufficient capacity across healthcare and consumer divisions - Currently **operating at <5% capacity**



Electron Beam Accelerator eliminates the need for harmful chemicals in hydrogel production

High barrier to entry for new facilities (2+yrs to go live)

Stringent compliance requirements

Technical expertise needed to operate

Why NEXGEL's Hydrogels are Suitable for Consumer and Medical Applications

- Electron beam technology eliminates the need for harmful chemicals in cross-linking, which, along with our paraben-free formulation, makes our patches the only option for many medical device applications and preferred among consumers

- Gentle formulation & strong adhesion properties eliminates many problems with existing transdermal devices & dermal interfaces such as:
  - Deterioration of skin integrity
  - Skin allergies
  - Skin irritation
  - Discomfort
  - Skin tears
  - Removal of dermis
  - Pain

All of these contribute to increased risk of infection and overall patient dissatisfaction

Verticals for Growth

Medical Devices

NEXGEL is addressing the importance of skin integrity and overall skincare with a medical device

Consumer & Custom White Label

Bringing proven medical-grade technology to **OTC** and **Beauty & Cosmetics** for the first time through many new consumer products & applications

NEXGEL Inc. Branded Products

Proprietary brands have been growing rapidly since launch in mid-2020

Medagel

LUMAGEL

Multiple Medical Device Opportunities

Addressing the importance of skin integrity and overall skincare with a medical device

Medical Device Division- NEXDrape

NEXDrape - A "skin friendly" solution for the surgical drape 510(k) market

- The surgical incise drape market is large and growing.
  - Current landscape is fragmented
  - 3M Healthcare is the leading player
  - Gross sales of surgical drapes are expected to continue to increase for the next five years[1]
- NEXGEL has filed worldwide patents for NEXDrape based on two human cadaver proof of concept studies
- NEXGEL is currently in early-stage discussions with multiple companies to discuss codeveloping and/or marketing NEXDrape

1. The global average gross margin of surgical drapes is in the decreasing trend, from 28.37% in 2011 to 31.14% in 2015. With the situation of the global economy, gross margin is expected to have an increasing trend

Source: Medgadget | Surgical Drapes Market Size & Share | Industry Analysis Report, 2019 – 2025

NEXGEL advanced hydrogel solutions



The dermis remained intact after removal- *decreasing* the risk of infection and discomfort for the patient

Leading Brand



Pieces of dermis removed- *increasing* the risk of infection and discomfort for the patient

Innovating and Disrupting the Existing Surgical Drape Industry

Attributes	*NEXDrape*	Leading Brand
Consistent Adhesion and Uniformly Sticks	✓	✓
No Skin Irritation	✓	
Deliver wide range of antiseptic/antibiotic agents	✓	
Eliminates Air Bubbles	✓	
Prevents Dermis Removal Post-Surgery	✓	
Suitable for Sensitive Skin	✓	

- *NEXDrape* provides consistent adhesion without drying out the skin during surgery
- *NEXDrape's* gentle formulation offers a safer alternative, providing:
  - Greater skin integrity
  - More comfortable removal post-surgery
  - Decreased skin irritation for patients
- Plan to license to leading industry players upon FDA approval

3M HALYARD CardinalHealth

NexDerm for central lines and IVs

- Tegaderm is very difficult and painful to remove, especially for compromised skin patients
- NexDerm will have anti-microbial properties
- Advantages of NexDerm include:
  - Repositionable
  - Pain-Free removal
  - Gentle to the skin
  - Helps prevent infection

Potential Future Applications in the Medical Device Space

- Negative Pressure
- Colostomy bags
- Skin scaffolds

Hydrogel Patch to Treat Amblyopia

Patch will be available to Ophthalmologists and Optometrists in 1H 2023
Global Amblyopia market expected to reach over $6 billion by 2027

- Amblyopia is a type of poor vision that typically occurs in one eye, but can occur in both eyes (also referred to as lazy eye)
- Most common cause of visual impairment in childhood and affects approximately 2 to 3 children out of every 100
- Current standard of care are patches placed directly on the skin covering the eye that are difficult to adjust and remove, pulling at and irritating the thin skin around the eye
- Unlike the current standard-of-care patching, NEXGEL's hydrogel patch is much gentler on the skin and manufactured without the use of harsh chemicals or painful adhesives

Proof of Concept Data for Pain

- Proof-of-concept study completed, validating the potential value of our hydrogel technology for pain indications (arthritis, joint pain, etc.)
- Compared to the current market, NEXGEL's product demonstrated efficacy (faster-acting, longer lasting, with no mess)

Comparative In-Vitro[1] Human Skin Permeation of Diclofenac Sodium from NEXGEL Patch After 8 Hours



Permeated amount (ug/cm2)
6
5
4
3
2
1
0
2
4
8
Time
NEXGEL Formulation
Current Market

Comparative In-Vitro[2] Human Skin Retention of Diclofenac Sodium from NEXGEL Patch After 8 Hours



Diclofenac (µg/cm2) remaining in skin
70
60
50
40
30
20
10
0
NEXGEL Formulation
Current Market

1. In-vitro skin permeation performed using full thickness derma to med human cadaver skin; 250 microns thick in Franz cells (3.65 ml volume with 0.95 cm2 2.4, and 8 hours. Analysis by HPLC.
2. Skin samples were removed from Franz cell after 8 hours permeation experiment and extracted in ethanol for 12 hours at 37C . Analysis by HPLC.

Consumer Health & Beauty

Bringing proven medical-grade technology to OTC and B&C for the first time through many new consumer products & applications

Multiple Low-Risk Revenue Paths for Consumer Segment

YOUR skin friendly PATCH CO.

NOW PARABEN-FREE

- Research Development / Custom Label
- White Label
- DTC / E-Commerce Proprietary Brands

Joint Venture with C.G. Laboratories

50% interest for converting and packaging business

- CG Labs current converting and packaging division is one of NEXGEL's largest customers for many years, revenue generating and already profitable
- Transaction immediately increases capacity, improves margins and streamlines supply chain
- Significant synergies, allowing for onboarding of potential finished goods customers as well as combined marketing and customer outreach
- Closed in March 2023; Q2 of 2023 will be first full quarter of revenue contribution

Custom & White Label Strategy

NEXGEL leverages platform to supply OTC brands with unique, gentle hydrogel-based products

- All UV cured hydrogel patches contain AMP-acrylates/vinyl Isodecanoate crosspolymer, Toluene, and Vinyl acetate, or similar chemicals, which are non-starters for the Beauty & Cosmetics industry, as are parabens which we have removed
- Customers pay a development fee to create custom products. NEXGEL has no financial risk in the product's success or failure
- Interest in this vertical continues to grow with high percentage converting to commercial orders.
- White label projects increase awareness that NEXGEL is a consumer-friendly and reliable supplier of customizable patches

Executed supply agreement with a large new customer relating to new consumer product.

Proprietary Branded Products

YOUR skin friendly PATCH CO.

NOW PARABEN-FREE

Rapid growth since launch in Q4-2020

- Medagel brand selling 11 SKUs on Amazon.com addressing:
    - Pain Management
    - Sports & Sports Related Applications
    - General Podiatry
    - Burn / Itch Relief
- Recently launched Turfguard, a unique dressing for soothing turf burn and protecting athletic wound
- Launching beauty and cosmetic brand, Lumagel, in 2H22
- Currently selling products exclusively online (low capital commitment) and partnered with MPG for potential retail distribution


First Aid
Bug Bites
Blisters
Skin Irritations
Minor Burns
Face-Mask Cushions
Medagel
Hexagels PLUS Aloe

SilverSeal® Anti-Microbial Data

- SilverSeal® study was published *SAGE Journals' Scars, Burns and Healing* publication. The results indicated that SilverSeal demonstrated statistically significant improvement of skin functionality, fewer negative symptoms, and a reduction of scar appearance relative to standard petroleum-based dressing.
- NEXGEL, Inc. completed the validation of the anti-microbial properties of the SilverSeal® product line.
- The X-Static Silver-impregnated, hydrogel-based product was found to be up to 99% effective in reducing common bacteria, fungus, and yeasts that can be evident in wounds after superficial skin injury.

Source: NexGel underwent AATCC Test Method 100

SilverSeal® Opportunity

40 patient double-blinded study data will allow NEXGEL to make a scar reduction claim
Data has been submitted for peer review and publication

- SilverSeal® currently being sold for OTC wound care online- sales growing
- Supporting clinical data will allow us to make the claim that SilverSeal® reduces scarring
- The scar treatment market is expected to grow to $45.0 billion by 2028[2]

12 Weeks – Treated With SilverSeal®[1]



12 Weeks – Treated With Petroleum[1]



1. "The Use of Silver impregnated hydrogel sheet in the management of foot and ankle incisions and wounds" by Stephen A. Brigido DPM FACFAS Section Chief- Foot and Ankle Reconstruction Director, Fellowship for Foot and Ankle Reconstruction Coordinated Heath at Lehigh Valley Hospital
2. "Scar Treatment Market by Type, Product, Region, Global Industry Analysis, Market Size, Share, Growth, Trends, and Forecast 2021 to 2028" report by Fior Markets

SilverSeal® Opportunity


Scar Area
160
140
120
100
80
60
40
20
0
Scar Area (mm²)
*
*
*
2 Weeks
6 Weeks
12 Weeks
Time
Control
Treatment


POSAS Observer Score
35
30
25
20
15
10
5
0
POSAS Observer Score
*
*
2 Weeks
6 Weeks
12 Weeks
Time
Control
Treatment

Patients treated with SilverSeal demonstrated statistically significant outcomes compared to standard of care including Scar Area, Scar Width, POSAS Observer score, and PSOSAS Observer Opinion. This study demonstrated that <u>both</u> patient and surgeon had clinical benefit of the SilverSeal

Revenue Growth with Scalable Infrastructure

Income Statement:

- Record 2023 Second Quarter Revenue: $1.17 million, +108% YOY
- Contract manufacturing +174% YOY, driven by strong sales momentum from addition of full quarter from CG Labs JV
- Branded consumer +44% YOY, best quarter ever, reflecting strong sales within the Amazon marketplace
- Sequential growth trend of branded products in the first half of the year has continued into the current third quarter thus far as of August 14, 2023.



Revenue Growth per Quarter
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$561K
$568K
$524K
$620K
$1.17M, +108% YOY
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

Balance Sheet:

- $4.3 million of cash and cash equivalents and marketable securities as of June 30, 2023
- Sufficient working capital to execute operating plan, including R&D, and invest in accelerating growth plan through 2025

Management Team

Seasoned and experienced management team and SAB leading NEXGEL



ADAM LEVY
CEO

- 34 years capital markets experience
- Led the successful turn-around of several financially distressed music companies as CEO of Warlock Records



ADAM DRAPCZUK
Chief Financial Officer

- 20+ years of financial reporting, treasury and accounting experience for pharma companies
- Extensive experience with leading early-stage companies



KELLY KNOBECK
Director of Consumer Products

- 6+ years of management, product coordinating and project planning experience
- Creative lead and manager of all marketing efforts



GREGORY J. ROBB
Vice President of Operations

- 29 years of experience in electron beam processing
- 22 years producing electron beam cross-linked hydrogels
- Mr. Robb designed the layout and coordinated and supervised the construction of the NEXGEL facility

Board of Directors

Adam Levy - CEO

Steven Glassman

Steven Glassman, 56, has served on our Board of Director since March 8, 2021. Since January 2018, Mr. Glassman has served in the role of Global Business Initiatives at Nephila Advisors, LLC, a Nashville, TN based firm focused on catastrophic reinsurance and weather risk transfer markets in connection with the capital markets. From 2010 to 2017, Mr. Glassman served as the Chief Management Officer of Nephila Capital Ltd. Mr. Glassman holds a Bachelor of Arts in Economics from Vanderbilt University.

Scott Henry, CFA

Scott R. Henry, CFA, is a Managing Director, Senior Research Analyst at ROTH Capital Partners with 20 years of sell-side coverage in the pharmaceutical, biotechnology and medical device sectors. He has previously held positions with firms including Oppenheimer, Thomas Weisel Partners, ABN AMRO and Leerink Swann & Co. Mr. Henry has received numerous awards, including rankings in the Wall Street Journal "Best on the Street" stock picking survey, Forbes/Zacks Investment Research "Best Analysts" for the drugs category and Forbes.com/StarMine rankings for earnings estimate accuracy. His investment views have been cited in the Wall Street Journal and the New York Times, and he has made frequent appearances on CNBC, CBS MarketWatch and Bloomberg. Mr. Henry attended the University of Rhode Island and received an M.B.A. with distinction from Cornell University.

Dr. Jerome B. Zeldis, M.D., Ph.D.

See bio on following slide.

Miranda J. Toledano

Ms. Toledano, 45, has served on our Board of Directors since September 9, 2021. Since its founding in 2018, Ms. Toledano has served as Chief Operating Officer, Chief Financial Officer and Director at TRIGR Therapeutics, a private clinical stage immuno-oncology company focused on bispecific antibodies which was acquired by Compass Therapeutics in June 2021. Ms. Toledano currently serves as a director of Compass Therapeutics (OTC: CMPX), Entera Bio Ltd. (Nasdaq: ENTX), Journey Medical and Lipomedix. Additionally, Ms. Toledano served on the executive management team of Sorrento Therapeutics (Nasdaq: SRNE) as EVP Corporate Development from September 2016 until August 2017. From 2012 to 2016, Ms. Toledano served as Head of Healthcare Investment Banking at MLV & Co. (acquired by B. Riley FBR & Co.), where she completed equity capital market transactions totaling over $4 billion in aggregate value. Prior to joining MLV, from 2004 until 2010, Ms. Toledano served in the investment group of Royalty Pharma (Nasdaq: RPRX). From 1998 to 2003, Ms. Toledano led the Life Sciences Corporate Finance group at Ernst & Young (Israel). Ms. Toledano holds a BA in Economics from Tufts University and an MBA in Finance and Entrepreneurship from the NYU Stern School of Business.

David Stefansky

Mr. Stefansky, 49, has served on our Board of Directors since September 10, 2019. Mr. Stefansky is a principal at Bezalel Partners, LLC, a private company engaged in principal investments and advisory services for early-stage companies. He previously served in senior roles at investment banks and in executive and corporate director roles for private and publicly traded emerging growth companies in various sectors.

Nachum Stein

Mr. Stein, 72, has served on our Board of Directors since September 10, 2019. Mr. Stein is managing partner of HSI Partnership, an industrial and real estate investment family partnership. Mr. Stein previously served as Co-Chairman of the Board of Directors of Coleman Cable Co., a publicly traded company until its sale in 2014 for more than $700 million. In 1987, he founded American European Group, a private insurance holding company ("AEG"). Mr. Stein is Chairman and Chief Executive Officer of AEG. Mr. Stein and his family currently own a majority of AEG. Mr. Stein is a former Chairman of the Board of Directors of Beth Jacob of Boro Park, the largest Jewish Community School for girls in the United States, and also a former member of the Board of Directors of Machon Bais Yakov Hilda Birn High School, and a member of the Board of Trustees of Agudath Israel of America as well as active in various community philanthropies, and committees of Jewish institutions of higher studies.

Scientific Advisory Board

DR. JEROME ZELDIS- CHAIR

- Chief Medical Officer and President of Clinical Research, Regulatory, and Safety at Sorrento Therapeutics
- Chief Executive Officer of elgene Global Health, Chief Medical Officer of Celgene Corporation, Celgene's Senior Vice President of Clinical Research and Medical Affairs and had been at Celgene since February 1997
- Board member of several start-up biotechnology companies and is currently on the board of the PTC Corporation (PTCT), Soligenix, Trek Therapeutics and Bionor Pharma
- Published 122 peer reviewed articles and created 43 US patents

DR. STEPHEN BANCO

- Board-certified, fellowship-trained Orthopaedic Spinal Surgeon
- Completed a spinal surgery fellowship at The New England Baptist Hospital in Boston
- Currently on the Editorial Review Board of Clinical Spine Surgery and has recently authored two book chapters in *The Spine*.
- He has published original research articles in *The Journal of Bone and Joint Surgery*, *Spine* and *Current Opinions in Orthopaedics*
- Dr. Banco has been a practicing orthopaedic spinal surgeon for 14 years

DR. STEPHEN BRIGIDO

- Accomplished surgeon and entrepreneur with seventeen years of experience in foot and ankle surgery, regenerative medicine, and product development.
- Served as Chief of the Foot and Ankle Section at Coordinated Health for ten years and has been the Director of the prestigious Reconstructive Foot and Ankle Fellowship for 9 years.
- In 2013, Dr. Brigido was named Professor of Surgery at the Geisinger Commonwealth Medical College.
- Has over 100 peer-reviewed publications and book chapters in his name.

Dr. Neil Chesen

- Served as Chief of the Foot and Ankle Section at Coordinated Health for ten years and has been the Director of the prestigious Reconstructive Foot and Ankle Fellowship for 9 years
- A board-certified ophthalmologist who has been in private practice at Chesen Laser Eye Center for 33 years, with extensive experience in cataract and LASIK procedures.
- He is also board-certified in internal medicine – one of only 40 physicians in the U.S. with this double board certification. Has hospital privileges at the Reading Hospital – Tower Health, Penn State Health St. Joseph Medical Center, where he is chairman of the department of ophthalmology, and Surgical Institute of Reading, where he currently serves as Board Chairman.
- A member of the American Academy of Ophthalmology.

Dr. Leonard Nelson

- Serves as Co-Director of the pediatric ophthalmology department and Director of the Strabismus Center at Wills Eye Hospital. He is an associate professor of ophthalmology and pediatrics at Thomas Jefferson University's Sidney Kimmel Medical College and staff member at Thomas Jefferson University Hospital, Lankenau Medical Center and Children's Hospital of Philadelphia.
- Earned a Doctor of Medicine degree from Harvard Medical School, as well as completed his surgical internship at New England Deaconess Hospital and ophthalmology residency at New York University, Bellevue Hospital Center.
- Co-editor of the Journal of Pediatric Ophthalmology and Strabismus and authored over 300 publications and 15 textbooks in pediatric ophthalmology. He belongs to the American Association for Pediatric Ophthalmology and Strabismus and American Academy of Ophthalmology, among others.

Overview of Nexgel's Opportunities

- Scalable platform, strong cash position, and low cash needs for B2B expansion and online product sales enable multiple shots on goal with **path to profitability**

- Medical Devices
  - **Market**: multi-billion hospital market
  - **Strategy**: license to existing medical device manufacturers
  - **Timeline**: 2023

- Proprietary Branded Products
  - **Market**: large markets in OTC consumer and beauty & cosmetics
  - **Strategy**: leverage existing facility capacity to capture sales through Amazon.com
  - **Timeline**: currently generating revenue, growth driver in 2021; launching Lumagel in 1Q23

- White/Custom Label Projects
  - **Market**: low margin B2B projects, opportunity for co-development deals in the future
  - **Strategy**: leverage existing facility capacity to provide line extensions for white label customers; co-develop products with partners for potential new products with IP
  - **Timeline**: growing white label customers, continuing to explore custom label deals

Contact Us

Investor Relations:
KCSA Strategic Communications
Valter Pinto, Managing Director
NEXGEL@KCSA.com

Media Relations:
Kelly Knobeck
Director of Consumer Products
info@nexgel.com

APPENDIX

What Makes NEXGEL's Hydrogels Unique?

Unlike many other patches on the market today, our hydrogels are always uniform, possess a high-water content, and therefore do not harmfully bond to the skin or produce strong odors

MIXING

- Feed mixes feature far greater homogeneity than the competition
- This manufacturing advantage is critical, especially as it relates to dosages of active ingredients
- Proprietary mixing technology allows for the incorporation of sensitive materials that may degrade if subjected to other types of mixing

FLEXIBILITY

- Proprietary coating technology enables us to properly coat the gels even while the gels are incredibly thick and resistant to flow
- We have achieved coating tolerances that have allowed us to coat materials as thin as 0.010 of an inch with a margin for error of typically less than 5%
- Thickness controls are critical to the performance of many of the end products utilizing our hydrogels, including medical electrodes, transdermal delivery patches, and cosmetic patches

CROSS-LINKING

- We cross-link our hydrogels using an electron beam accelerator
- Such linking is achieved by introducing a high energy field, created by accelerated electrons, which causes the release of hydrogen atoms and causes carbon molecule covalent bonding
- The creation of longer chains of the polymer in the gel increases its molecular integrity, giving the gel characteristics that make it useful in a variety of products